Barings
Participation Investors

Report for the Nine Months Ended September 30, 2018

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website at www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website at www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
October 31, 2018

We are pleased to present the September 30, 2018 Quarterly Report of Barings Participation Investors (the "Trust").
The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on November 9, 2018 to shareholders of record on October 29, 2018. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.27 per share of net investment income for the third quarter of 2018, compared to $0.26 per share, including $0.01 per share of non-recurring income, in the previous quarter.
During the third quarter, the net assets of the Trust increased to $145,888,297 or $13.88 per share compared to $143,947,536 or $13.72 per share on June 30, 2018. This translates into a 3.2% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 5.3%, 8.8%, 9.8%, 10.3% and 12.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.
The Trust's share price increased during the quarter, from $14.70 per share as of June 30, 2018 to $14.90 per share as of September 30, 2018, which resulted in a total return for the quarter of 3.3%. The Trust's market price of $14.90 per share equates to a 7.4% premium over the September 30, 2018 net asset value per share of $13.88. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 5.2%, 1.8% and 6.6%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 3.6% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index, increased 2.4% for the quarter.
The Trust closed seven new private placement investments and six add-on investments to existing portfolio companies during the third quarter. The seven new platform investments were in BBB Industries LLC, Cadent LLC, DuBois Chemicals Inc., Rock-It Cargo, ROI Solutions, Sara Lee Frozen Foods and Trystar, Inc. The six add-on investments were in Aurora Parts & Accessories LLC, Del Real LLC, New Mountain Learning, LLC, SR Smith LLC, U.S. Retirement and Benefit Partners, Inc. and VP Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $12.4 million. Of note, all of the new platform investments were floating rate term loans. Over the past couple of years, the Trust has increasingly invested in term loans with floating interest rates. If interest rates continue to rise, we would expect interest income to increase due to the base interest rates on the floating rate loans resetting quarterly. Please note that the Trust's $15 million senior note has a fixed rate of 4.09% and therefore, increases in base interest rates will not impact the Trust's cost of borrowing.
It was another strong quarter for the Trust in terms of new investment activity. The expansion of the Trust's target investment criteria in late 2017 into a broader set of the middle market private debt market, along with the expansion of Barings' (the Trust's investment adviser) private debt platform have been key contributors to new investment volume. Overall, market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. It continues to be difficult to source traditional mezzanine opportunities as both the all-senior and second lien structures remain more attractive to borrowers than traditional mezzanine opportunities in the middle market. As always, we seek to be selective in our investment choices and maintain our underwriting discipline.
The Trust's current portfolio continues to exhibit sound credit quality. Realization activity continued through the third quarter with four private debt investment exits during the quarter, three of which resulted in realized gains and one which returned 100% of principal. In addition, three companies fully prepaid their debt held by the Trust. The Trust also benefited from small dividends paid by several of its equity investments during the quarter. We remain cautiously optimistic about realization activity over the next few quarters as there are several companies in which the Trust has outstanding investments that are in the process of being sold.

The Trust was able to maintain its $0.27 per share quarterly dividend in the third quarter with recurring investment income being sufficient to fully cover this quarter's dividend. As discussed in prior reports, since 2013, recurring investment income alone had generally not been sufficient to fully fund the current dividend rate principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with fewer investment opportunities and lower returns associated with those opportunities due to market and competitive dynamics over the past several years. As referenced above, the Trust's expansion of its target investment criteria in 2017, combined with the amendments

(Continued)

to the Trust's fundamental investment guidelines that were approved by shareholder vote in May 2018, has allowed for increased private debt investment opportunities which, in turn, have resulted in higher recurring investment income than the Trust has experienced in recent years. While there can be no guarantee that recurring investment income will continue to be sufficient to cover the current dividend rate, the level of recurring investment income expected to be generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 9/30/18*

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $109,983,886)	$105,987,170
Corporate restricted securities at market value (Cost - $18,338,379)	18,107,713
Corporate public securities at market value (Cost - $23,205,623)	23,136,206
Short-term securities at amortized cost	1,998,443

Total investments (Cost - $153,526,331)	149,229,532
Cash	12,441,528
Interest receivable	1,694,624
Other assets	30,773

Total assets	163,396,457

Liabilities:
Note payable	15,000,000
Payable for investments purchased	1,567,513
Deferred tax liability	448,095
Investment advisory fee payable	328,249
Interest payable	27,267
Accrued expenses	137,036

Total liabilities	17,508,160

Commitments and Contingencies (See Note 8)
Total net assets	$145,888,297

Net Assets:
Common shares, par value $.01 per share	$105,107
Additional paid-in capital	95,225,528
Retained net realized gain on investments, prior years	44,296,000
Undistributed net investment income	3,407,594
Accumulated net realized gain on investments	7,598,962
Net unrealized depreciation of investments	(4,744,894)

Total net assets	$145,888,297

Common shares issued and outstanding (14,787,750 authorized)	10,510,689

Net asset value per share	$13.88

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2018
(Unaudited)

Investment Income:
Interest	$9,947,721
Dividends	270,122
Other	89,966

Total investment income	10,307,809

Expenses:
Investment advisory fees	980,452
Interest	460,125
Trustees' fees and expenses	180,000
Professional fees	179,194
Reports to shareholders	76,000
Custodian fees	18,000
Other	74,871

Total expenses	1,968,642

Investment income - net	8,339,167

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	5,569,705
Income tax expense	(288,677)

Net realized gain on investments after taxes	5,281,028

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(8,609,944)
Net (increase) decrease in deferred income tax expense	321,618

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(8,288,326)

Net loss on investments	(3,007,298)

Net increase in net assets resulting from operations	$5,331,869

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2018
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,100,942
Purchases of portfolio securities	(42,565,890)
Proceeds from disposition of portfolio securities	48,788,144
Interest, dividends and other income received	8,178,544
Interest expense paid	(460,125)
Operating expenses paid	(1,523,897)
Income taxes paid	(2,102,026)

Net cash provided by operating activities	14,415,692

Cash flows from financing activities:
Cash dividends paid from net investment income	(8,485,590)
Receipts for shares issued on reinvestment of dividends	738,249

Net cash used for financing activities	(7,747,341)

Net increase in cash	6,668,351
Cash - beginning of period	5,773,177

Cash - end of period	$12,441,528

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$5,331,869

Decrease in investments	10,071,089
Increase in interest receivable	(399,673)
Increase in other assets	(4,759)
Increase in payable for investments purchased	1,567,513
Decrease in deferred tax liability	(321,618)
Increase in investment advisory fee payable	919
Decrease in accrued expenses	(16,299)
Decrease in tax payable	(1,813,349)

Total adjustments to net assets from operations	9,083,823

Net cash provided by operating activities	$14,415,692

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the nine months ended 9/30/2018 (Unaudited)	For the year ended 12/31/2017
Increase in net assets:
Operations:
Investment income - net	$8,339,167	$11,340,081
Net realized gain on investments after taxes	5,281,028	2,280,108
Net change in unrealized (depreciation) appreciation of investments after taxes	(8,288,326)	5,517,329

Net increase in net assets resulting from operations	5,331,869	19,137,518

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 - 52,527; 2017 - 71,989)	738,249	1,001,726

Dividends to shareholders from:
Net investment income (2018 - $0.54 per share; 2017 - $1.08 per share)	(5,661,886)	(11,265,910)

Total increase in net assets	408,232	8,873,334

Net assets, beginning of period/year	145,480,065	136,606,731

Net assets, end of period/year (including undistributed net investment income of $3,407,594 and $730,313, respectively)	$145,888,297	$145,480,065

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2018 (Unaudited)		For the years ended December 31,
			2017		2016		2015		2014
Net asset value:
Beginning of period/year	$13.91		$13.15		$13.10		$13.35		$12.83

Net investment income (a)	0.80		1.09		1.00		0.95		1.04
Net realized and unrealized gain (loss) on investments	(0.29)		0.75		0.13		(0.12)		0.57

Total from investment operations	0.51		1.84		1.13		0.83		1.61

Dividends from net investment income to common shareholders	(0.54)		(1.08)		(1.08)		(1.08)		(0.96)
Dividends from realized gain on investments to common shareholders	—		—		—		—		(0.12)
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)

Total dividends	(0.54)		(1.08)		(1.08)		(1.08)		(1.09)

Net asset value:
End of period/year	$13.88		$13.91		$13.15		$13.10		$13.35

Per share market value:
End of period/year	$14.90		$14.10		$14.20		$13.75		$13.23

Total investment return
Net asset value (c)	3.76%		14.29%		8.75%		6.23%		13.61%
Market value (c)	9.75%		7.21%		11.45%		12.66%		12.54%

Net assets (in millions):
End of period/year	$145.89		$145.48		$136.61		$135.35		$137.57
Ratio of total expenses to average net assets	2.08%	(d)	3.23%		2.26%		2.17%		2.84%
Ratio of operating expenses to average net assets	1.39%	(d)	1.49%		1.35%		1.49%		1.49%
Ratio of interest expense to average net assets	0.42%	(d)	0.43%		0.44%		0.44%		0.45%
Ratio of income tax expense to average net assets	0.27%	(d)	1.31%		0.47%		0.24%		0.90%
Ratio of net investment income to average net assets	7.66%	(d)	7.92%		7.45%		6.95%		7.82%
Portfolio turnover	30%		24%		31%		30%		32%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,726	$10,699	$10,107	$10,023	$10,171

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2018
(Unaudited)

Corporate Restricted Securities - 85.06%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 72.65%: (C)
1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
10.49% Second Lien Term Loan due 12/22/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,696,233	$1,691,315

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	107,265	109,140
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	243,046
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	42,137
			274,711	394,323

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	26,868
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,224,547	02/28/22	1,214,049	1,198,036
Preferred Stock (B)	1,122 shs.	02/28/22	112,154	112,789
Common Stock (B)	346 shs.	02/28/22	346	—
			1,326,549	1,310,825

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,546,468	1,581,507
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$206,039	10/06/17	202,471	207,350
Common Stock (B)	156,818 shs.	10/31/16	156,818	180,036
			1,905,757	1,968,893

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	218,719

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

Limited Liability Company Unit (B)	0.40% int.	04/20/16	$240,741	$451,950

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$761,884	11/19/15	753,468	699,224
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	—
			864,568	699,224

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,497,401	1,466,455
14% Senior Subordinated Note due 08/17/2022	$10,486	08/30/18	10,486	10,394
Preferred Stock (B)	210 shs.	08/17/15	209,390	109,573
Common Stock (B)	210 shs.	08/17/15	210	—
			1,717,487	1,586,422

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
10.60% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	1,674,221	1,707,750

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,506,408	10/11/17	1,480,542	1,473,033
Preferred Stock Series A (B)	23 shs.	10/11/17	232,373	232,400
Common Stock Class A (B)	735 shs.	10/11/17	735	30,793
			1,713,650	1,736,226

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,469,724	04/28/17	$1,444,823	$1,447,458
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	147,864
			1,720,823	1,595,322

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$337,259	10/12/12	332,343	337,259
Common Stock (B)	51,064 shs.	10/12/12	51,064	227,575
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	90,096
			403,623	654,930

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	29,560 shs.	06/30/15	937,438	—

Cadence, Inc.
A full-service contract manufacturer ("CMO") and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.74% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$811,823	05/14/18	796,431	792,814

Cadent, LLC
A provider of advertising solutions driven by data and technology.
9.75% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$1,026,038	09/04/18	1,015,857	1,020,908

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$800,858	01/19/11	796,616	794,470
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$212,387	08/03/12	211,377	208,749
Common Stock (B)	375 shs.	01/19/11	37,500	31,716
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	24,931
			1,074,743	1,059,866

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

Limited Liability Company Unit (B)	1,853 uts.	07/18/16	$189,267	$192,807

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7% (5% PIK) Senior Subordinated Note due 01/12/24	$1,787,305	01/16/18	1,755,517	1,773,801

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,305	244,984

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$2,086,422	05/01/18	1,463,052	1,415,430
Preferred Stock Series A (B)	758 shs.	06/30/16	38,258	91,182
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	20,030
			1,505,101	1,526,642

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 12/31/2020	$1,366,519	11/22/13	1,359,133	1,366,519
14% (2% PIK) Senior Subordinated Note due 06/04/2020	$337,797	05/08/18	329,577	332,452
Common Stock (B)	90 shs.	*	514,284	997,754
Warrant, exercisable until 2028, to purchase common stock at $.01 per share (B)	2 shs.	05/08/18	—	22,172
* 11/22/13 and 09/16/16.			2,202,994	2,718,897

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,398,778	1,388,981
Limited Liability Company Unit (B)(F)	336,487 uts.	*	343,121	245,636
* 10/07/16 and 07/25/18.			1,741,899	1,634,617

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
7.04% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$1,921,590	04/20/18	$1,885,858	$1,876,252

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	252,434	265,889
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	265,889

DuBois Chemicals, Inc.
A provider of consumable, value-added specialty cleaning chemical solutions to the industrial, transportation paper and water markets.
10.40% Second Lien Term Loan due 08/31/2025 (LIBOR + 8.000%)	$1,725,000	09/19/18	1,707,750	1,707,750

Dunn Paper
A provider of specialty paper for niche product applications.
10.99% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	1,700,367	1,729,313

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$758,719	06/20/18	744,139	756,962
11.5% (0.75% PIK) Senior Subordinated Note due 06/20/2025	$1,328,581	11/21/14	1,314,495	1,325,505
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	36,199	86,897
			2,094,833	2,169,364

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 01/14/2022 (D)	$1,588,640	10/14/16	1,568,694	1,509,208
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	40,662
			1,728,416	1,549,870

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,335,621	06/30/17	1,313,102	1,305,319
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	326,110
			1,710,797	1,631,429

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
12% (1% PIK) Senior Subordinated Note due 10/04/2023	$690,226	04/04/18	$677,375	$682,313
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	247,971
			906,330	930,284

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	24,100
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	—
			75,418	24,100

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	—	80,558
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	422,290
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	52,943
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	43,558
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	68,206
			105,046	667,555

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	—
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	—

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,499,222	03/27/13	1,496,582	1,349,300
Common Stock (B)	1,181 shs.	03/27/13	118,110	3,679
			1,614,692	1,352,979

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock (B)	147 shs.	01/15/16	103,205	193,076

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	$70,683	$89,256
Common Stock (B)	342 shs.	06/19/15	2,945	147,056
			73,628	236,312

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.39% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$2,446,513	12/19/17	2,403,942	2,399,013

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$727,865	02/05/14	706,730	727,865
Common Stock (B)	1,046 shs.	*	104,636	131,843
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	50,040
* 02/05/14 and 11/22/17.			848,182	909,748

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	1,706,207	1,712,013
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	471,646
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	33,528
* 12/19/14 and 02/21/17.			2,077,851	2,217,187
* *12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$993,896	07/01/16	980,155	1,003,835
Common Stock (B)	150 shs.	07/01/16	149,500	213,685
			1,129,655	1,217,520

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,145,688	02/14/14	1,138,481	1,145,688
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	429,584	430,609
Common Stock (B)	821 shs.	02/14/14	822	267,601
			1,568,887	1,843,898

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,675,777	01/17/14	$1,665,178	$1,675,777
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	44,253
			1,766,741	1,720,030

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,434,770	*	1,420,640	1,363,031
10.1% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$109,916	04/06/18	109,916	109,652
10.1% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$146,780	04/06/18	146,780	146,429
* 12/30/15 and 12/23/16.			1,677,336	1,619,112

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020 (D)	$1,306,594	11/10/14	1,297,147	—
Common Stock (B)	2,300 shs.	11/10/14	230,000	—
			1,527,147	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	159,048 uts.	10/31/16	159,048	294,064
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	169,430
			391,255	463,494

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	89,409
Common Stock (B)	353 shs.	07/15/08	285,619	304,713
			285,619	394,122

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$419,971	01/15/10	$404,121	$377,974
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$115,253	10/05/10	114,604	103,727
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579
			766,351	481,701

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$868,102	04/17/15	864,572	390,646
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,542,901	390,646

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	159,003
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
14% PIK Senior Subordinated Note due 06/30/2019	$68,718	*	68,718	68,406
Common Stock Class A (B)	83,080 shs.	**	170,705	—
* 10/21/16, 01/27/17 and 10/13/17.			712,275	227,409
** 08/18/15, 10/20/16 and 01/27/17.

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,126,148	09/30/14	1,114,606	1,126,148
12% Senior Subordinated Note due 09/30/2021	$302,537	02/28/18	297,340	308,633
Common Stock Class B (B)	259,252 shs.	*	244,163	71,799
* 09/30/14 and 02/28/18.			1,656,109	1,506,580

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 6/20/23	$915,819	03/09/18	899,352	888,430
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	10,873
			1,082,516	899,303

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,582,309	12/02/16	$1,558,411	$1,573,613
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	163,792
Common Stock (B)	242 shs.	12/02/16	242	—
			1,729,769	1,737,405

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,765,786	04/29/16	1,743,894	882,893

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$287,973	11/30/10	286,721	287,739
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	51,922
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,708
			286,721	344,369

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.89% Term Loan due 3/16/2024 (LIBOR + 5.500%)	$1,792,448	03/15/18	1,665,813	1,658,725

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,505,322	1,517,821
Common Stock (B)	207 shs.	05/17/16	207,000	259,612
			1,712,322	1,777,433

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,752,299	1,758,924
Common Stock Class B (B)	380,545 shs.	*	380,545	588,612
* 01/29/16 and 02/17/17.			2,132,844	2,347,536

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$366,862	11/14/17	$358,380	$356,514
8.49% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$2,112,710	11/14/17	1,931,550	1,927,066
			2,289,930	2,283,580

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	19,255
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,157,051	07/31/14	1,150,158	867,788
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,323,056	867,788

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	122,055
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	137,824
			114,900	259,879

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,208,352	11/20/14	1,199,910	1,208,352
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	286,265
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	28,822
			1,414,829	1,523,439

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	118 shs.	05/12/15	118,476	305,572

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$1,437,794	11/13/17	$1,437,794	$1,465,747
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	184,688	274,295
			1,622,482	1,740,042

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
7.09% Term Loan due 06/22/2024 (LIBOR + 4.750%)	$2,465,000	07/30/18	2,405,150	2,400,844

ROI Solutions
Call center outsourcing and end user engagement services provider.
7.17% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,634,653	07/31/18	640,774	638,646

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.74% Lien Term Loan due 07/31/2024 (LIBOR + 4.500%)	$1,533,288	07/27/18	1,499,780	1,496,970

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	258,220
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	105,497
			103,825	363,717

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	479,594
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	121,481
* 08/31/07 and 03/06/08.			328,729	601,075

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	$1,702,400	$1,715,276

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,084,565	*	1,076,389	1,073,751
Limited Liability Company Unit Series A (B)	229 uts.	*	1,060,968	1,295,171
* 03/27/07 and 08/07/18.			2,137,357	2,368,922

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	291,958
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	48,749
			188,961	340,707

Strategic Insight, Inc.
A provider of largely proprietary data, market research, and business intelligence to the global asset management industry.
11.64% Second Lien Term Loan due 12/21/2024 (LIBOR + 9.250%)	$1,725,000	12/28/17	1,690,390	1,633,554

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2020 (D)	$1,812,109	*	1,358,229	1,540,293
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,540,293

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021 (D)	$1,405,417	07/31/15	1,392,548	1,194,605
Common Stock (B)	68 shs.	*	104,986	—
* 07/31/15 and 11/08/17.			1,497,534	1,194,605

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	$95,800	$203,000

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,371,399	11/30/17	1,371,399	1,341,465
Limited Liability Company Unit	359,375 uts.	11/30/17	342,851	238,796
			1,714,250	1,580,261

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$47,044	12/05/13	93,430	47,514
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	23,305
			93,430	70,819

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.89% Term Loan due 04/30/2024 (LIBOR + 5.500%)	$2,465,000	05/14/18	2,412,597	2,400,931

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,173,744	01/23/15	1,164,561	1,113,391

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.39% Term Loan due 10/01/2023 (LIBOR + 5.000%)	$2,304,813	09/28/18	2,264,479	2,264,479
Limited Liability Company Unit (B) (F)	47 uts.	09/28/18	46,562	46,560
			2,311,041	2,311,039

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.89% Second Lien Term Loan due 2/14/2023 (LIBOR + 8.500%)	$1,725,000	03/05/18	1,486,379	1,480,026

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.39% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,089,500	12/07/17	$2,071,414	$2,070,793

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.89% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,465,000	05/17/18	1,724,521	1,713,097

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
10% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	1,336,280	1,778,422
Common Stock (B)	101 shs.	11/30/06	101,250	14,279
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	7,129
			1,483,320	1,799,830

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$382,106	08/03/15	378,589	372,745
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	362,921
			748,830	735,666

Whitebridge Pet Brands Holdings, LLC
A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,491,901	04/18/17	1,476,267	1,473,961
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	141,720
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	2,655
			1,624,363	1,618,336

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	156,818	217,507

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$1,009,773	11/03/11	1,009,428	989,071
Common Stock (B)	1,500 shs.	11/03/11	150,000	104,057
			1,159,428	1,093,128

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,946,834	03/04/15	$1,549,582	$1,810,024
Common Stock (B)	2,046 shs.	*	200,418	94,758

* 03/04/15 and 02/07/18			1,750,000	1,904,782

Total Private Placement Investments (E)			$109,983,886	$105,987,170

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.41%:

Bonds - 12.41%
Acrisure, LLC	7.000%	11/15/25	$500,000	$455,914	$466,225
Alliance Residential Company	7.500	05/01/25	500,000	518,975	532,500
Altice Financing S.A.	7.500	05/15/26	400,000	400,000	390,000
Amsted Industries	5.375	09/15/24	240,000	240,000	237,600
Avantor Inc.	6.000	10/01/24	406,000	406,000	412,090
Avantor Inc.	9.00	10/01/25	500,000	516,722	516,250
Beacon Roofing Supply, Inc.	4.875	11/01/25	406,000	406,000	374,027
Boyne USA, Inc.	7.250	05/01/25	167,000	167,000	176,603
Cimpress N.V.	7.000	06/15/26	500,000	500,000	508,065
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	423,937
CVR Partners, L.P.	9.250	06/15/23	500,000	490,744	530,000
Endo Finance LLC	6.000	02/01/25	480,000	394,500	413,760
Endo Finance LLC	6.000	07/15/23	250,000	223,125	221,875
Enterprise Merger Sub Inc.	8.750	10/15/26	500,000	500,000	500,000
EP Energy LLC / Everest Acquisition Finance Inc.	9.375	05/01/24	406,000	249,444	334,950
Financial & Risk US Holdings, Inc.	6.250	05/15/26	151,000	151,000	151,557
Financial & Risk US Holdings, Inc.	8.250	11/15/26	195,000	195,000	193,818
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	483,616	474,375
First Quantum Minerals Ltd.	7.250	04/01/23	500,000	494,414	477,813
Flex Acquisition Co Inc.	7.875	07/15/26	386,000	386,000	381,175
Hertz Corporation	7.625	06/01/22	500,000	500,000	493,750
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	326,876
IAMGOLD Corporation	7.000	04/15/25	500,000	500,000	496,150
JBS USA Lux S.A.	6.750	02/15/28	476,000	476,000	473,025
Jonah Energy LLC	7.250	10/15/25	500,000	427,580	382,500
Jupiter Resources Inc.	8.500	10/01/22	500,000	469,920	237,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	674,940	658,028
Mattamy Group Corp.	6.500	10/01/25	500,000	490,127	485,000
Mattel, Inc.	6.750	12/31/25	500,000	482,102	490,000
Moog Inc.	5.250	12/01/22	500,000	502,401	503,750
New Enterprise Stone & Lime Co., Inc.	6.250	03/15/26	500,000	508,406	503,750
New Gold Inc.	6.250	11/15/22	500,000	501,890	436,250
OPE KAG Finance Sub	7.875	07/31/23	500,000	516,241	517,188
Prime Security Services Borrower	9.250	05/15/23	608,000	617,951	650,256
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	198,920
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	459,375
Suncoke Energy	7.500	06/15/25	500,000	493,229	515,000
Teine Energy Ltd.	6.875	09/30/22	500,000	506,250	503,750
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	512,480

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Valeant Pharmaceuticals International	7.000%	03/15/24	$173,000	$173,000	$182,775
Vine Oil & Gas, LP	8.750	04/15/23	500,000	463,614	488,750
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	501,274	488,895
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	172,900
Warrior Met Coal, Inc.	8.000	11/01/24	209,000	209,000	214,225

Total Bonds				18,338,379	18,107,713

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				18,338,379	18,107,713

Corporate Public Securities - 15.86%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.25%
Argon Medical Devices, Inc.	8.000%	10.242%	01/23/26	$500,000	$503,750	$503,125
Big River Steel LLC.	5.000	7.386	08/11/23	118,173	117,206	119,798
BMC Software Finance, Inc.	4.250	6.586	06/26/25	500,000	495,000	504,685
CenturyLink Inc.	2.750	5.148	05/15/25	498,744	495,180	495,128
Coronado Coal LLC	6.500	8.886	03/29/25	223,269	216,995	225,223
Coronado Coal LLC	6.500	8.886	03/29/25	61,044	59,339	61,578
Edelman Financial Services	6.750	9.092	07/20/26	128,178	127,552	130,742
Getty Images, Inc.	3.500	5.742	10/18/19	389,592	379,779	386,494
Gulf Finance, LLC	5.250	7.640	08/25/23	251,510	249,772	210,280
ION Trading Technologies Sarl	4.000	6.386	11/21/24	276,243	269,410	274,947
Murray Energy Corporation	7.250	9.492	10/17/22	39,087	36,902	35,785
OCI Beaumont LLC	4.000	6.386	02/14/25	121,675	121,534	123,299
PowerSchool	7.000	8.854	05/29/26	500,000	495,096	500,000
Prospect Medical Holdings, Inc.	5.500	7.652	02/13/24	255,441	250,835	258,634
PS Logistics LLC	5.250	7.398	03/01/25	500,000	504,853	500,625
Schenectady International Group Inc.	4.750	4.750	08/10/25	307,325	295,032	308,093
Seadrill Partners Finco, LLC	6.000	8.386	02/21/21	464,734	325,525	440,452
STS Operating, Inc.	8.000	10.242	04/25/26	500,000	505,000	498,750
Summit Midstream Holdings, LLC	6.000	8.242	05/15/22	116,885	116,060	118,420
Unifrax Corporation	7.500	9.886	10/31/25	499,067	508,424	504,058

Total Bank Loans					6,073,244	6,220,116

Bonds - 11.27%
AMC Entertainment Holdings Inc.		6.125%	05/15/27	$500,000	$487,410	$478,750
Anchorage Capital Group, L.L.C.	7.250	9.598	01/15/29	500,000	517,187	506,927

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Anixter, Inc.	5.125%	10/01/21	$165,000	$165,000	$167,888
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	169,200
Brunswick Corporation	7.125	08/01/27	500,000	503,516	568,893
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	601,793	542,933
Calumet Specialty Products Partners, L.P.	7.750	04/15/23	500,000	498,765	500,000
Clearwater Paper Corporation	4.500	02/01/23	489,000	486,564	454,770
CVR Refining LLC	6.500	11/01/22	350,000	343,550	355,250
CVS Health Corp.	4.300	03/25/28	345,000	340,192	342,295
Discovery Communications	4.900	03/11/26	600,000	644,753	615,805
Dish DBS Corporation	7.750	07/01/26	500,000	539,202	471,650
Expedia Inc.	4.500	08/15/24	600,000	621,815	603,449
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,058	231,213
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,212	617,500
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	636,141	593,192
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	506,972	483,658
Genesis Energy, L.P.	5.625	06/15/24	500,000	472,841	472,500
Hospital Corporation of America	5.375	02/01/25	100,000	101,283	102,000
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	179,003
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,800	513,971
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	497,029	483,750
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	481,625	496,250
Laredo Petroleum, Inc.	6.250	03/15/23	500,000	501,193	500,000
M/I Homes, Inc.	5.625	08/01/25	500,000	475,989	470,000
NRG Energy, Inc.	7.250	05/15/26	500,000	502,720	542,500
Oasis Petroleum Inc.	6.875	03/15/22	474,000	455,776	482,286
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	34,320
PBF Holding Company LLC	7.250	06/15/25	500,000	516,701	525,000
Pitney Bowes Inc.	3.625	10/01/21	500,000	498,296	476,875
Reinsurance Group of America	3.950	09/15/26	500,000	502,671	485,000
SM Energy Company	6.750	09/15/26	750,000	744,811	779,062
Sprint Corporation	7.125	06/15/24	155,000	155,000	160,812
Trinity Acquisition Plc	4.400	03/15/26	500,000	514,006	497,478
William Lyon Homes	7.000	08/15/22	500,000	500,000	509,375
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	427,125
Xlit Ltd.	4.450	03/31/25	600,000	611,508	594,410

Total Bonds				16,632,379	16,435,090

Preferred Stock - 0.34%
B. Riley Financial Inc.			20,000	500,000	501,000

Total Preferred Stock				500,000	501,000

Total Corporate Public Securities				$23,205,623	$23,136,206

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.37%
Aon Corp.	2.280%	10/10/18	$1,000,000	$999,430	$999,430
Comcast Corporation	2.370	10/16/18	1,000,000	999,013	999,013

Total Short-Term Security				$1,998,443	$1,998,443

Total Investments	102.29%			$153,526,331	$149,229,532

Other Assets	9.71				14,166,925
Liabilities	(12.00)				(17,508,160)

Total Net Assets	100.00%				$145,888,297

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of September 30, 2018 the values of these securities amounted to $105,987,170 or 72.65% of net assets.
(F)	Held in PI Subsidiary Trust
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.02%
API Technologies Corp.	$451,950
BEI Precision Systems & Space Company, Inc.	1,595,322
Merex Holding Corporation	227,409
Sunvair Aerospace Group Inc.	1,194,605
Trident Maritime Systems	2,400,931
5,870,217

AUTOMOTIVE - 5.03%
Aurora Parts & Accessories LLC	1,586,422
BBB Industries LLC	1,707,750
DPL Holding Corporation	265,889
English Color & Supply LLC	1,631,429
Ford Motor Credit Co. LLC	593,192
General Motors Financial Co. Inc.	483,658
Moog Inc.	503,750
Power Stop Holdings LLC	259,879
Randy's Worldwide Automotive	305,572
7,337,541

BUILDING MATERIALS - 5.39%
Beacon Roofing Supply, Inc.	374,027
Happy Floors Acquisition, Inc.	1,217,520
New Enterprise Stone & Lime Co., Inc.	503,750
NSi Industries Holdings, Inc.	1,777,433
Signature Systems Holding Company	363,717
Sunrise Windows Holding Company	1,540,293
Torrent Group Holdings, Inc.	70,819
Wellborn Forest Holding Company	1,799,830
Wolf-Gordon, Inc.	217,507
7,864,896

CABLE & SATELLITE - 1.35%
Comcast Corporation	999,013
Hughes Satellite Systems Corporation	483,750
Virgin Media Secured Finance PLC	488,895
1,971,658

CHEMICALS - 3.39%
Compass Chemical International LLC	244,984
CVR Partners, L.P.	530,000
DuBois Chemicals, Inc.	1,707,750
Fair Value/ Market Value

LBC Tank Terminals Holding Netherlands B.V.	$658,028
OCI Beaumont LLC	123,299
Polytex Holdings LLC	867,788
Schenectady International Group Inc.	308,093
Unifrax Corporation	504,058
4,944,000

CONSUMER CYCLICAL SERVICES - 3.61%
CHG Alternative Education Holding Company	1,059,866
MeTEOR Education LLC	899,303
PPC Event Services	1,523,439
Prime Security Services Borrower	650,256
PS Logistics LLC	500,625
ROI Solutions	638,646
5,272,135

CONSUMER PRODUCTS - 10.40%
AMS Holding LLC	218,719
Blue Wave Products, Inc.	654,930
Elite Sportwear Holding, LLC	1,549,870
gloProfessional Holdings, Inc.	1,352,979
GTI Holding Company	909,748
Handi Quilter Holding Company	2,217,187
HHI Group, LLC	1,720,030
Manhattan Beachwear Holding Company	481,701
Master Cutlery LLC	390,646
Mattel, Inc.	490,000
New Mountain Learning, LLC	1,658,725
Whitebridge Pet Brands Holdings, LLC	1,618,336
York Wall Holding Company	1,904,782
15,167,653

DIVERSIFIED MANUFACTURING - 7.13%
ABC Industries, Inc.	394,323
Advanced Manufacturing Enterprises LLC	26,868
Amsted Industries	237,600
F G I Equity LLC	667,555
K P I Holdings, Inc.	394,122
Motion Controls Holdings	344,369
Reelcraft Industries, Inc.	1,740,042
SR Smith LLC	2,368,922

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Strahman Holdings Inc.	$340,707
Therma-Stor Holdings LLC	1,580,261
Trystar, Inc.	2,311,039
10,405,808

ELECTRIC - 1.72%
AM Conservation Holding Corp.	1,968,893
NRG Energy, Inc.	542,500
2,511,393

FINANCIAL OTHER - 4.16%
Acrisure, LLC	466,225
Anchorage Capital Group, L.L.C.	506,927
Aon Corp.	999,430
B. Riley Financial Inc.	501,000
Edelman Financial Services	130,742
Financial & Risk US Holdings, Inc.	345,375
Strategic Insight, Inc.	1,633,554
U.S. Retirement and Benefit Partners, Inc.	1,480,026
6,063,279

FOOD & BEVERAGE - 7.15%
Bunge Limited Finance Corp.	542,933
Del Real LLC	1,634,617
F F C Holding Corporation	24,100
Hollandia Produce LLC	1,619,112
Impact Confections	—
JBS USA Lux S.A.	473,025
JMH Investors LLC	463,494
PANOS Brands LLC	2,347,536
Sara Lee Frozen Foods	1,496,970
Westminster Acquisition LLC	735,666
WP Supply Holding Corporation	1,093,128
10,430,581

GAMING - 1.86%
CTM Holding, Inc.	2,718,897

HEALTHCARE - 5.02%
Argon Medical Devices, Inc.	503,125
Avantor Inc.	928,340
Cadence, Inc.	792,814
CORA Health Services, Inc.	1,526,642
ECG Consulting Group	2,169,364
Fair Value/ Market Value

Enterprise Merger Sub Inc.	$500,000
GD Dental Services LLC	—
Hospital Corporation of America	281,003
Prospect Medical Holdings, Inc.	258,634
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	182,775
VRX Escrow Corp.	172,900
7,315,597

HEALTH INSURANCE - 0.33%
Reinsurance Group of America	485,000

HOME CONSTRUCTION - 1.12%
Beazer Homes USA, Inc.	169,200
Mattamy Group Corp.	485,000
M/I Homes, Inc.	470,000
William Lyon Homes	509,375
1,633,575

INDEPENDENT - 1.71%
Jupiter Resources Inc.	237,500
Laredo Petroleum, Inc.	996,250
Oasis Petroleum Inc.	482,286
SM Energy Company	779,062
2,495,098

INDUSTRIAL OTHER - 5.14%
AFC - Dell Holding Corporation	1,310,825
Brunswick Corporation	568,893
E.S.P. Associates, P.A.	930,284
Hartland Controls Holding Corporation	1,843,898
Midwest Industrial Rubber, Inc.	1,737,405
Smart Source Holdings LLC	601,075
SMB Machinery Holdings, Inc.	—
STS Operating, Inc.	498,750
7,491,130

MEDIA & ENTERTAINMENT - 5.01%
AMC Entertainment Holdings Inc.	478,750
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	176,603
Cimpress N.V.	508,065
Cross MediaWorks Inc.	1,020,908

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Discovery Communications	$615,805
Discovery Education, Inc.	1,876,252
Dish DBS Corporation	471,650
Getty Images, Inc.	386,494
GlynnDevins Acquisition Corporation	236,312
HOP Entertainment LLC	—
Money Mailer Equity LLC	882,893
Sinclair Broadcast Group, Inc.	198,920
Sinclair Television Group, Inc.	459,375
7,312,027

METALS & MINING - 2.46%
Alliance Residential Company	532,500
Big River Steel LLC.	119,798
Coronado Coal LLC	286,801
First Quantum Minerals Ltd.	952,188
IAMGOLD Corporation	496,150
Murray Energy Corporation	35,785
New Gold Inc.	436,250
Suncoke Energy	515,000
Warrior Met Coal, Inc.	214,225
3,588,697

MIDSTREAM - 1.23%
CVR Refining LLC	355,250
Ferrellgas Partners, L.P.	848,713
Genesis Energy, L.P.	472,500
Summit Midstream Holdings, LLC	118,420
1,794,883

OIL FIELD SERVICES - 2.50%
Avantech Testing Services LLC	—
EP Energy LLC / Everest Acquisition Finance Inc.	334,950
Gulf Finance, LLC	210,280
Hilcorp Energy Company	326,876
Jonah Energy LLC	382,500
Petroplex Inv Holdings LLC	19,255
Seadrill Partners Finco, LLC	440,452
Teine Energy Ltd.	503,750
Topaz Marine S.A.	512,480
WPX Energy, Inc.	427,125
Vine Oil & Gas, LP	488,750
3,646,418

Fair Value/ Market Value

PACKAGING - 0.74%
ASC Holdings, Inc.	$699,224
Flex Acquisition Co Inc.	381,175
1,080,399

PAPER - 1.50%
Clearwater Paper Corporation	454,770
Dunn Paper	1,729,313
2,184,083

PHARMACEUTICALS - 0.80%
Clarion Brands Holding Corp.	192,807
CVS Health Corp.	342,295
Endo Finance LLC	635,635
1,170,737

PROPERTY & CASUALTY - 0.75%
Trinity Acquisition Plc	497,478
Xlit Ltd.	594,410
1,091,888

REFINING - 2.81%
Calumet Specialty Products Partners, L.P.	500,000
CITGO Petroleum Corporation	423,937
MES Partners, Inc.	1,506,580
PBF Holding Company LLC	559,320
Tristar Global Energy Solutions, Inc.	1,113,391
4,103,228

TECHNOLOGY - 10.02%
1A Smart Start, Inc.	1,691,315
Anixter, Inc.	167,888
BCC Software, Inc.	1,736,226
BMC Software Finance, Inc.	504,685
Clubessential LLC	1,773,801
Expedia Inc.	603,449
Glynlyon Holding Companies, Inc.	193,076
GraphPad Software, Inc.	2,399,013
Hewlett Packard Enterprise Company	513,971
ION Trading Technologies Sarl	274,947
Pitney Bowes Inc.	476,875
PowerSchool	500,000

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Software Paradigms International Group, LLC	$1,715,276
Velocity Technology Solutions, Inc.	2,070,793
14,621,315

TELECOMMUNICATIONS - 0.27%
Altice Financing S.A.	390,000

TRANSPORTATION SERVICES - 5.22%
Hertz Corporation	493,750
OPE KAG Finance Sub	517,188
Pegasus Transtech Corporation	2,283,580
Rock-it Cargo	2,400,844
Team Drive-Away Holdings LLC	203,000
VP Holding Company	1,713,097
7,611,459

Fair Value/ Market Value

WIRELESS - 0.45%
CenturyLink Inc.	$495,128
Sprint Corporation	160,812
655,940

Total Investments - 102.29% (Cost - $153,526,331)	$149,229,532

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust's principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.
2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the

"Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $105,987,170 (72.65% of net assets) as of September 30, 2018 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Following is a description of valuation methodologies used for assets recorded at fair value.
Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.
To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.
Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2018:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted
Bank Loans	$7,898,384	Broker Quote	Single Broker	98.3% to 102.0%	99.4%

	$28,936,730	Discounted cash Flows	Discount Rate	5.4% to 12.9%	7.4%

Corporate Bonds	$47,200,233	Discounted cash Flows	Discount Rate	8.0% to 18.1%	12.5%

	$9,618,382	Market Approach	Valuation Multiple	3.8x to 9.7x	7.1x

			EBITDA	$0.2 million to $15.4 million	$5.8 million

Equity Securities	$14,530,285	Market Approach	Valuation Multiple	3.8x to 14.1x	8.9x

			EBITDA	$0.2 million to $272.8 million	$38.5 million

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of September 30, 2018.
The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$74,926,328	$—	$18,107,713	$56,818,615
Bank Loans	34,638,270	—	—	34,638,270
Common Stock - U.S.	5,150,763	—	—	5,150,763
Preferred Stock	1,648,633	—	—	1,648,633
Partnerships and LLCs	7,730,889	—	—	7,730,889
Public Securities
Bank Loans	6,200,116	—	4,003,272	2,196,844
Corporate Bonds	16,435,090	—	16,435,090	—
Common Stock - U.S.	—	—	—	—
Preferred Stock	501,000	501,000	—	—
Short-term Securities	1,998,443	—	1,998,443	—
Total	$149,229,532	$501,000	$40,544,518	$108,184,014
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 9/30/2018
Restricted Securities
Corporate Bonds	$68,182,386	$(1,333,207)	$5,136,820	$(7,102,372)	$(8,065,012)	$—	$—	$56,818,615
Bank Loans	15,737,992	(46,706)	22,920,214	(9,928)	(3,963,302)	—	—	34,638,270
Common Stock - U.S.	6,911,240	1,132,551	968,769	(3,861,797)	—	—	—	5,150,763
Preferred Stock	2,525,813	(682,970)	(146,595)	(47,615)	—	—	—	1,648,633
Partnerships and LLCs	14,061,127	(404,554)	722,256	(6,647,940)	—	—	—	7,730,889
Public Securities
Bank Loans	523,461	23,602	2,113,411	(209,789)	(401,237)	1,723,930	(1,576,534)	2,196,844
	$107,942,019	$(1,311,284)	$31,714,875	$(17,879,441)	$(12,429,551)	$1,723,930	$(1,576,534)	$108,184,014

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$527,759	—
Net realized gain on investments before taxes	$5,334,456	—
Net change in unrealized appreciation of investments before taxes	$(7,178,630)	(3,998,828)
B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2018, the PI Subsidiary Trust has incurred income tax expense of $288,677.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2018, the PI Subsidiary Trust has a deferred tax liability of $448,095.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.
3.	Investment Advisory and Administrative Services Contract
A. Services:
Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.
4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2018, the Trust incurred total interest expense on the Note of $460,125.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.
5.	Purchases and Sales of Investments
	For the nine months ended 09/30/2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$35,760,943	$33,937,689
Corporate public securities	8,372,460	14,850,455
The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2018. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of September 30, 2018 is $(4,296,799) and consists of $7,957,876 appreciation and $12,254,675 depreciation.
Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $448,095 on net unrealized gains on the PI Subsidiary Trust.
6.	Quarterly Results of Investment Operations

	March 31, 2018
	Amount	Per Share
Investment income	$3,392,477
Net investment income	2,738,514	$0.26
Net realized and unrealized loss on investments (net of taxes)	(2,552,957)	(0.24)

	June 30, 2018
	Amount	Per Share
Investment income	$3,359,783
Net investment income	2,713,074	$0.26
Net realized and unrealized loss on investments (net of taxes)	(2,104,355)	(0.20)

	September 30, 2018
	Amount	Per Share
Investment income	$3,555,549
Net investment income	2,887,579	$0.28
Net realized and unrealized gain on investments (net of taxes)	1,650,014	0.15

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.
8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions	$961,561
VP Holding Company	$693,100
CORA Health Services, Inc.	$623,370
U.S. Retirement & Benefit Partners	$207,000
Pegasus Transtech Corporation	$136,944
New Mountain Learning, LLC	$93,362
Polytex Holdings LLC	$14,274

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES:
BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
January 2017

Barings Participation Investors

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Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Kristin Goodchild
Associate Secretary

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.
Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217